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                                                                 CONFORMED COPY
                                                                 --------------









                               DATED 9 June 1997
                               -----------------


                           (1) DSL (OVERSEAS) LIMITED

                         (2) STRONTIAN HOLDINGS LIMITED

                          (3) GORANDEL TRADING LIMITED

                          (4) DEFENCE SYSTEMS LIMITED

                              (5) ALPHA-A LIMITED





                             TERMINATION AGREEMENT
                                      of a
                            JOINT VENTURE AGREEMENT
                                  relating to
                            GORANDEL TRADING LIMITED






                           Travers Smith Braithwaite
                                  10 Snow Hill
                                London EC1A 2AL

                               Tel: 0171-248 9133
                               Fax: 0171-236 3728

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THIS AGREEMENT is made on 9 June 1997

BETWEEN:-

(1) DSL (OVERSEAS) LIMITED a company incorporated and registered in Cyprus (Registration no. 56708) whose registered office is at 10 Mnasiadou Street, Elma Building, Nicosia, Cyprus ("DSL");

(2) STRONTIAN HOLDINGS LIMITED a company incorporated and registered in Cyprus (Registration no. 56709) whose registered office is at 10 Mnasiadou Street, Elma Building, Nicosia, Cyprus ("SHL");

(3) GORANDEL TRADING LIMITED a company incorporated and registered in Cyprus (Registration no. 56442) whose registered office is at 10 Mnasiadou Street, Elma Building, Nicosia, Cyprus ("the Company");

(4) DEFENCE SYSTEMS LIMITED a company incorporated and registered in England (Registration no. 1540857) whose registered office is at 7th Floor, Egginton House, 25-28 Buckingham Gate, London SW1E 6LD ("Defence Systems"); and

(5) ALPHA-A LIMITED a joint stock company incorporated and registered at the Executive Committee of Kujbishevsky, Regional Council of People's Deputies in Moscow on 24 October 1991 (Registration no. N6474) whose official address is at 105023, Moscow, Suvosovskaya Str., Building 27 ("Alpha-A").

WHEREAS:-

(A) The parties to this Agreement are party to a Joint Venture Agreement dated 27 November 1993 relating to the Company ("the JV Agreement").

(B) The parties wish to be terminate the JV Agreement on the terms set out in this Agreement.

IT IS NOW AGREED

1. Each of the parties hereby agrees that the JV Agreement shall be terminated with immediate effect upon execution of this Agreement.

2. Each of the parties hereby irrevocably waives any rights, claims and interests which any of them may have at the present or in the future under the JV Agreement.

3. This Agreement may be executed in one or more counterparts and execution by each of the parties of any of such counterparts will constitute due execution of their Agreement.

4. This Agreement shall be governed by and construed in accordance with the Laws of England and the parties hereby submit to the non-exclusive jurisdiction of the Courts of England and Cyprus in connection with any dispute or claim hereunder.

THIS AGREEMENT has been duly executed as a Deed on the date stated above.

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                                     - 2 -

EXECUTED as a Deed by             )
DSL (OVERSEAS) LIMITED            )
acting by:-                       )         RICHARD BETHELL

                                            ...................................
                                            Director


                                            MARTIN BRAYSHAW

                                            ...................................
                                            Director







EXECUTED as a Deed by             )
STRONTIAN HOLDINGS LIMITED        )
acting by its duly appointed      )
attorney MIKHAIL GOLOVATOV:-      )         MIKHAIL GOLOVATOV

                                            ...................................
                                            Attorney








EXECUTED as a Deed by             )
GORANDEL TRADING LIMITED          )
acting by:-                       )         RICHARD BETHELL

                                            ...................................
                                            Director


                                            MIKHAIL GOLOVATOV

                                            ...................................
                                            Director

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                                     - 3 -

EXECUTED as a Deed by             )
DEFENCE SYSTEMS LIMITED           )
acting by:-                       )         RICHARD BETHELL

                                            ...................................
                                            Director

                                            MARTIN BRAYSHAW

                                            ...................................
                                            Secretary



EXECUTED as a Deed by             )
ALPHA-A LIMITED                   )
acting by:-                       )         MIKHAIL GOLOVATOV

                                            ...................................
                                            Director